                                  EXHIBIT 99.1

                               DISTRIBUTION REPORT
                                       FOR
                          INDEXPLUS TRUST SERIES 2003-1

                                DISTRIBUTION DATE
                                DECEMBER 20, 2006
                             CUSIP NUMBER 45408V203


         (i) the amounts received by the Trustee as of the last such statement in respect of principal, interest and premium on the "Underlying Securities" (see following chart):

                         Interest:                      $1,134,715.78
                         Principal:                              0.00
                         Premium:                                0.00

        (ii) the amounts of compensation received by the Trustee for the period relating to such Distribution Date:

                         Paid by the Trust:                     $0.00
                         Paid by the Depositor:             $4,250.00

       (iii) the amount of distribution on such Distribution Date to Holders allocable to principal of and premium, if any, and interest on the Certificates and the amount of aggregate unpaid interest accrued as of such Distribution Date:

                         Interest:                      $1,134,715.78
                         Principal:                             $0.00

                         Unpaid Interest Accrued:               $0.00


        (iv) see the following chart for the aggregate stated principal amount of the Underlying Securities related to such Series, the current interest rate or rates thereon at the close of business on such Distribution Date and the current rating assigned to the Certificates.

        (v) the aggregate Certificate Principal Balance of such Series at the close of business on such Distribution Date.

                         ($25 Stated Amount)
                         Initial Principal Balance:       $37,500,000
                         Reduction:                              (0)
                                                           -----------
                         Principal Balance 12/20/06:      $37,500,000


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Amounts Received Per Issuer:

                                                                    Interest
                        Issuer                                     Collected
                        ------                                     ---------
                  The Boeing Company                               $67,773.13
                    Citigroup Inc.                                 $65,006.88
        Credit Suisse First Boston (USA), Inc.                     $78,838.13
                  DaimlerChrysler AG                               $94,052.50
                  Ford Motor Company                               $82,434.25
         General Electric Capital Corporation                      $74,688.75
        General Motors Acceptance Corporation                      $88,520.00
            The Goldman Sachs Group, Inc.                          $67,773.13
                  Johnson & Johnson                                $54,771.75
           Federated Retail Holdings, Inc.                         $76,348.50
             Time Warner Companies, Inc.                           $73,305.63
              Valero Energy Corporation                            $82,987.50
             Verizon Communications Inc.                           $85,753.75
                     Viacom Inc.                                   $60,857.50
                 Weyerhaeuser Company                              $81,604.38
                                                                -------------
                                                                $1,134,715.78

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Principal Amounts, Rates & Current Ratings:


               Issuer                                      Rate           CUSIP        Moody's     S&P
               ------                                      ----           -----        -------     ---

         The Boeing Company               $2,213,000      6.125%       097-023-AU9       A2        A+
           Citigroup Inc.                 $2,213,000      5.875%       172-967-BU4       Aa2       A+
  Credit Suisse First Boston (USA).
                Inc.                      $2,213,000      7.125%       225-41L-AE3       Aa3       AA-
         DaimlerChrysler AG               $2,213,000      8.500%       233-835-AQ0      Baa1       BBB
         Ford Motor Company               $2,213,000      7.450%       345-370-CA6      Caa1      CCC+
General Electric Capital Corporation      $2,213,000      6.750%       369-62G-XZ2       Aaa       AAA
General Motors Acceptance Corporation     $2,213,000      8.000%       370-425-RZ5       Ba1       BB+
    The Goldman Sachs Group, Inc.         $2,213,000      6.125%       381-41G-CU6       Aa3       AA-
          Johnson & Johnson               $2,213,000      4.950%       478-160-AL8       Aaa       AAA
   Federated Retail Holdings, Inc.        $2,213,000      6.900%       577-778-BQ5      Baa1       BBB
     Time Warner Companies, Inc.          $2,213,000      6.625%       887-315-BN8      Baa2      BBB+
      Valero Energy Corporation           $2,213,000      7.500%       919-13Y-AE0      Baa3       BBB
 Verizon Global Funding Corporation       $2,213,000      7.750%       923-44G-AS5       A3         A
             Viacom Inc.                  $2,213,000      5.500%       925-524-AV2      Baa3       BBB
        Weyerhaeuser Company              $2,213,000      7.375%       962-166-BR4      Baa2       BBB
United States Department of Treasury      $4,305,000      0.000%       912-803-CH4

                                          $37,500,000
